UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported):
August 3, 2006
UNITED BANCORPORATION OF ALABAMA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	2-78572 (Commission File Number)	63-0833573 (IRS Employer Identification No.)

P.O. Drawer 8 Atmore, Alabama (Address of principal executive offices)	36504 (Zip Code)
Registrant’s telephone number, including area code:
(251) 446-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Exhibit Index at page: 3

Item 2.02 Results of Operations and Financial Condition
     On August 3, 2006, the Corporation’s wholly-owned subsidiary, United Bank (the “Bank”), mailed a report of recent events, including Bank financial results for the six months ended June 30, 2006 and construction of new branch offices, to the Corporation’s shareholders. The full text of the report is set forth in Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
99.1	Report of United Bank mailed August 3, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCORPORATION OF ALABAMA, INC.
Date: August 3, 2006	By:	/s/ Robert R. Jones, III
Robert R. Jones, III
President & CEO

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Report of United Bank mailed August 3, 2006

3